Exhibit 10.49

SUBSCRIBER ENTITY AGREEMENT

E-Commerce

Customer Number:	[**]

THIS Worldspan Subscriber Entity Agreement dated the 1 of October, 2001 (the “Agreement”), is by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of this Agreement, and including Customer’s locations listed on the 10 Exhibit(s) attached hereto and incorporated herein (collectively the “Locations”).

WHEREAS, Worldspan provides and markets computerized reservation services and has developed and offers a computerized system which provides information, reservations, ticketing, and other services for air transportation and other businesses (the “GDS”).

NOW, THEREFORE, it is agreed:

ARTICLE I.  TERM

This Agreement is effective upon the date first written above and the Term shall continue for [**] months, from the date the GDS becomes operational at the first Customer Location referred to herein or the date this Agreement is signed by Worldspan, whichever is later: provided however, if the GDS is already installed at Customer’s Location, the term shall commence on the date when the new or replacement equipment, software or services become operational at the first Customer Location referred to herein or the date this Agreement is signed by Worldspan, whichever is later (the “Term”).  If Customer retains or uses the Worldspan Equipment or any other item, software or service provided by Worldspan beyond the expiration of the Term, the Agreement shall continue in effect on a month to month basis.  The Agreement may be terminated at the end of the Term or any time thereafter by either party on not less than ninety (90) days’ prior written notice.

ARTICLE II.  HOME OFFICE EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.            LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.

Customer Legal Name:	Priceline.com	SID:	0QK
dba:	Priceline.com	ARC:	0750854
Address:	800 Connecticut Ave.
City:	Norwalk	State:	CT	Zip:	06854
County:	Telephone:	203-299-8000
e-mail:	trey.urbahn@priceline.com	ERSP:

Customer’s principal place of business:

Address:	same as above
City:	State:	Zip:
County:	Telephone:

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

B.            EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	56K Frame Relay Data Circuts	[**]	[**]	[**]	[**]
[**]	T1 Data Circuts	[**]	[**]	[**]	[**]
[**]	PC 400/64MB	[**]	[**]	[**]	[**]
[**]	TI 1600 ATB Ticket Printer	[**]	[**]	[**]	[**]
[**]	TI895 Printers	[**]	[**]	[**]	[**]

	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]

	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]

	Total Optional Monthly Services Standard Fee:		[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)

C.            FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]

Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

5.     Installation and Additional Fees:

Installation Fee

Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees

Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments, exhibits or addenda to this Agreement.

ARTICLE III. PRODUCTIVITY DISCOUNT

A.    Worldspan will discount its Standard Fees set forth in Article II.B.1. through Article II.B.5. and Article II.C.1. through Article II.C.3. as follows (the “Productivity Discount”):  During the first [**] full calendar months following the commencement of the Term, Worldspan agrees to discount its monthly Standard Fees [**] percent ([**]). Thereafter, Customer’s discount will be adjusted monthly based upon the number of net billable airline, car, hotel, Tour Source, Cruise Line Source, CruiseMatch and Worldspan Travel Suppliers bookings (collectively “Bookings”) generated by Customer per month. In order for Customer to receive a [**] percent ([**]) Productivity Discount against its fees and charges otherwise due pursuant to the Agreement, as amended from time to time, Customer must generate [**] ([**]) Bookings per month (“Booking Goal”). In the event Customer fails to generate the Booking Goal no discount shall be provided.

B.    Customer agrees to pay all charges according to the terms of the Agreement.

C.    Upon Customer’s request and Worldspan’s agreement to add or delete equipment, software or services at any location, Worldspan reserves the right to modify the Productivity Discount accordingly.

D.    For the purposes of this Agreement, net billable airline bookings means those segments properly booked by Customer through the GDS for which Worldspan charges a fee, less cancellations through the Worldspan GDS prior to the date of departure.  Net billable car, hotel, Tour Source, Cruise Line Source, CruiseMatch and Worldspan Travel Supplier bookings mean those bookings properly booked by Customer through the GDS for which Worldspan charges a fee, which are not canceled and do not result in “no-shows”.  Bookings of car rentals or hotels for a continuous period (e.g., one hotel client for five continuous nights or one car client for five continuous days) shall be treated as one Booking. Customer consents to any retroactive adjustment by Worldspan of incorrect Booking counts. The determination of the number of Bookings shall be made solely by Worldspan from its books and records.

E.     In the event that the number of Bookings generated by Customer exceeds the required level for [**] percent ([**]) discount, Customer is not entitled to carry excess Bookings forward or backward, nor shall Customer be entitled to any credit against past or future charges.  Customer acknowledges that, due to data processing delays, Customer’s initial Productivity Discount level will apply for one (1) month beyond the period set forth above, and that one (1) month delay will continue to apply to subsequent monthly discount level adjustments. Customer acknowledges that, except as otherwise expressly agreed by Worldspan, any requested change in Customer’s equipment or services is at the discretion of Worldspan and may result in modification of Worldspan’s charges or the Booking levels above.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

4

ARTICLE IV. STANDARD TERMS AND CONDITIONS	Customer’s Initials:

A.    Except as otherwise provided herein, the Worldspan Subscriber Agreement - Standard Terms and Conditions (“Terms and Conditions”), Customer Equipment Support Responsibility (“Customer Equipment Support Responsibility”), and the Table of Services and Charges (“Table of Services and Charges”): Version 2000 are incorporated into this Agreement as if fully set forth herein and each may be revised by Worldspan from time to time upon notification to Customer.  By signing this Agreement, Customer acknowledges the obligations of the Terms and Conditions, Customer Equipment Support Responsibility and Table of Services and Charges.

B.    Section 6.H.ii. of the Worldspan Subscriber Agreement Standard Terms and Conditions which shall be deleted in its entirety and replaced with the following:

Message Limit:  The “Message Limit” is [**] ([**]) Messages per Booking.  The total monthly permitted Messages (“Allowable Messages”) is calculated by multiplying the [**] ([**]) Messages per Booking by the number of Bookings for that month.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

5

ARTICLE V. ARBITRATION OPTION	Customer’s Initials:

Pursuant to Section 15 of the Terms and Conditions, Customer (     elects) (     does not elect) to arbitrate disputes arising out of this Agreement.  Failure of Customer to designate its choice in the preceding sentence and initial the box at the margin where indicated at the time of signing the Agreement constitutes an election by Customer to waive the option of arbitration to resolve disputes.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as of the day and year first above written.

CUSTOMER:	WORLDSPAN, L.P.:

Priceline.com
(Customer Legal Name)

Priceline.com
(dba)

By: /s/ Jeffery H. Boyd	By: /s/ Susan J. Powers
(Signature)	(Signature)

Jeffery H. Boyd	Susan J. Powers
(Print Name)	(Print Name)

President	SVP
(Title)	(Title)

11/30/01	12/03/01
(Date)	(Date)

(If Incorporated, State and Date)

(Federal Tax I.D. Number)

6

CORPORATION INFORMATION:

Priceline.com
(Legal Name)

800 Connecticut Avenue
(Home Address)

Norwalk, CT 06854
(City, State, Zip)

(203) 299-8000
(Home Phone Number)

7

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 1 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	L7U
dba:	Priceline.com/Novus	ARC:	9965578
Address:	8 New England Executive Park
City:	Burlington	State:	MA	Zip:	01803
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	56K Frame Circuts	[**]		[**]	[**]
[**]	Pentium 400 GW/WS	[**]	[**]	[**]	[**]
[**]	TI 895 Printer	[**]	[**]	[**]	[**]
[**]	TI 1600 ATB Printer	[**]	[**]	[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 2 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	QCD
dba:	Priceline.com/Calltech	ARC:	0750854
Address:	4189 Arlingate Lane
City:	Columbus	State:	OH	Zip:	43228
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	56K Frame Circuts	[**]		[**]	[**]
[**]	Pentium 300 GL FS/GW	[**]	[**]	[**]	[**]
[**]	Pentium 400 FS/GW	[**]	[**]	[**]	[**]
[**]	Genicom Printer	[**]	[**]	[**]	[**]
[**]	TI 885	[**]	[**]	[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 3 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	UTJ
dba:	Priceline.com/Call Tech	ARC:	0750854
Address:	4335 Equity Drive
City:	Columbus	State:	OH	Zip:	43228
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	56K Frame Circuts	[**]		[**]	[**]
[**]	Pentium 400 FS/GW	[**]	[**]	[**]	[**]
[**]	Pentium 300 FS/GW	[**]	[**]	[**]	[**]
[**]	TI 885	[**]	[**]	[**]	[**]
[**]	Genicom Printer	[**]	[**]	[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 4 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:		Priceline.com/Exodus Communications		SID:	RUC
dba:	Priceline.com/Exodus Communications		ARC:	9968651
Address:	34 Exchange Place - Harborside
City:	Jersey City	State:	NJ	Zip:	07311
County:			Telephone:
e-mail:			ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	T1 Data Circuts	[**]		[**]	[**]
[**]	Gateway	[**]	[**]	[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 5 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Pricline Europe	SID:	2RD
dba:	Priceline Europe	ARC:	9126970
Address:	Pegasus House
City:	Leicester	State:	UK	Zip:	EN GB LE1
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	64K Data Circuts	[**]		[**]	[**]
[**]	PC Gateway	[**]	[**]	[**]	[**]
[**]	Printer	[**]	[**]	[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 6 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline Europe	SID:	U6T
dba:	Priceline Europe	ARC:	9903000
Address:	C/O Equant Application Services
City:	Godalming	State:	UK	Zip:	EN GB GU7
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	64K Data Circut	[**]		[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 7 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	ET1
dba:	Hutchinson - Priceline, Ltd	ARC:	9908001
Address:	2/F Somerset House
City:	Quary Bay, Hong Kong	State:	Zip:
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.            EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	64K Data Circut	[**]		[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 8 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	4R0
dba:	Hutchinson - Priceline, Ltd	ARC:	1330560
Address:	408 Lincoln House
City:	Quary Bay, Hong Kong	State:	Zip:
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.            EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	64K Data Circut	[**]		[**]	[**]
[**]	IBM Celeron PCs	[**]	[**]	[**]	[**]
[**]	Ticket Printers	[**]	[**]	[**]	[**]
[**]	Invoice Printers	[**]	[**]	[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 9 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	X4W
dba:	Priceline.com	ARC:	0235246
Address:	811 10th Ave.
City:	New York	State:	NY	Zip:	10019
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.            EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	T1 Data Circuts	[**]		[**]	[**]
[**]	IBM Celeron SW/GW PC	[**]	[**]	[**]	[**]
[**]	Pentium 400/64MB FS/GW	[**]	[**]	[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 10 of 10

E-Commerce

Customer Number:	[**]
Home Customer No.:	[**]

ARTICLE I.  EXHIBIT

A.    THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the “Exhibit”), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 (“Worldspan”) and the undersigned entity (“Customer”) identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B.    Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the “Locations”).

ARTICLE II.  EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

“Location” means the following location for installation of the Worldspan Equipment and Software.
Customer Legal Name:	Priceline.com	SID:	RTJ
dba:	Priceline.com	ARC:	6750336
Address:	55 Metcalfe Street
City:	Ottawa	State:	ON	Zip:	K1P6L5
County:	Telephone:
e-mail:	ERSP:

Customer’s billing information:
Address:	same as above
City:	State:	Zip:
County:	Telephone:

B.    EQUIPMENT, SOFTWARE AND SERVICES (Subject to Productivity Discount)

1.	Booking Terminal Addresses associated with Worldspan Equipment

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

1

2.     Worldspan Equipment

QTY	Description (If applicable, add printer functionality)	Monthly Fee Per Unit	Equipment Value Per Unit	Total Monthly Fee	Total Equipment Value
[**]	56K Frame Circut	[**]		[**]	[**]
[**]	Celeron 500 GW/WS	[**]	[**]	[**]	[**]
[**]	Datasouth 330 Printers	[**]	[**]	[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Equipment Lease Standard Fee:			[**]
	Total Worldspan Equipment Value:				[**]

3.     Worldspan Software

QTY	Description	Monthly Fee Per Unit	Software Value Per Unit	Total Monthly Fee	Total Software Value
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
				[**]	[**]
	Total Monthly Worldspan Software Lease Standard Fee:			[**]
	Total Worldspan Software Value:				[**]

4.     Worldspan Services

Optional Services subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description	Monthly Fee Per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
[**]
Total Optional Monthly Services Standard Fee:			[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2

5.	[**]	Terminal Addresses for Customer Owned Equipment	[**]	each:	[**]

6.     Customer Equipment

Quantity	Description/Serial Number (Add printer functionality, if applicable)
N/A

C.    FEES

1.	Monthly Communication Support Standard Fee	[**]

2.	Wide Area Network Monthly Communication Fee:	[**]

3.	Customer agrees to pay Worldspan a monthly installation fee of:	[**]

Total Monthly Equipment, Software, Services and Communications Support Standard Fee (Subject to Productivity Discount):	[**]

4.     Worldspan Services - Not Subject to Productivity Discount

Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer.  Customer shall be subject to Worldspan’s then prevailing fees, terms and conditions for each such service.  Customer may discontinue any such service with thirty (30) days’ advance notice to discontinue the service.

Quantity	Description of Service	Monthly Fee per Unit	Total Monthly Fee
[**]
[**]
[**]
[**]
Optional Monthly Services Standard Fee Not Subject to Productivity Discount:			[**]

5.     Installation and Additional Fees:

Installation Fee
Customer agrees to pay Worldspan a one time installation fee of:	[**]

Additional Fees
Customer agrees to pay Worldspan a one time fee of:	[**]

Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

3

SECOND AMENDMENT

TO THE

WORLDSPAN SUBSCRIBER ENTITY AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”), dated as of April 1, 2003 (the “Second Amendment Effective Date”), to the Subscriber Entity Agreement (as defined below) is by and between Worldspan, L.P. (“Worldspan”), a Delaware limited partnership with principal place of business located at 300 Galleria Parkway, N.W., Atlanta, Georgia 30339, for itself and its subsidiaries, and priceline.com Incorporated (“Priceline”), a Delaware corporation with principal place of business located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, for itself, its Affiliates, and the Priceline Group.

WHEREAS, Worldspan and Priceline entered into the Worldspan Subscriber Entity Agreement dated the 1st of October, 2001 (the “Subscriber Entity Agreement”) with an effective date of October 1, 2001.

WHEREAS, Worldspan and Priceline entered into an Amendment dated the 1st of October, 2001 (the “First Amendment”) to the Subscriber Entity Agreement.

WHEREAS, Worldspan and Priceline now desire to supersede and replace the First Amendment and to further amend the Subscriber Entity Agreement as described in this Amendment.

NOW, THEREFORE, Worldspan and Priceline (each, a “Party” and collectively, the “Parties”) agree as follows:

1.             First Amendment Superseded.  Effective as of the Second Amendment Effective Date, this Amendment replaces and supersedes the First Amendment, and the provisions of this Amendment, rather than the First Amendment, shall be applicable with respect to events and periods of time occurring on or after the Second Amendment Effective Date.

2.             Term.  The first sentence of Article I of the Subscriber Entity Agreement is hereby deleted in its entirety and replaced with the following:

“The term of this Agreement (the “Term”) commences on April 1, 2003 and shall continue until [**] or such earlier date upon which this Agreement may be terminated in accordance with the provisions of this Agreement, as amended.”

3.             Definitions.  Each term defined in the Subscriber Entity Agreement shall have the same meaning in this Amendment, except to the extent otherwise provided herein or inconsistent with the provisions hereof.  In addition to the terms set forth below, various terms are defined in the context in which they are used in this Amendment and shall have the respective meanings there specified.  For purposes of this Amendment, each of the following terms shall have the applicable meaning specified below:

(a)           “Affiliates” shall mean [**].

(b)           “Airline Booking” shall mean an airline passenger Booking generated by the Priceline Group.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(c)           “Booking” shall mean a Segment properly generated by the Priceline Group through the Worldspan GDS for which Worldspan charges and collects a fee, except to the extent otherwise specified in Paragraph 41 of this Amendment.  For purposes of the Subscriber Entity Agreement, the term “Booking” shall have the same meaning as specified in the preceding sentence.

(d)           “Booking Evaluation Period” shall mean each of the time periods specified below:

Booking Evaluation Period	Time Period
1	[**]
2	[**]
3	[**]
4	[**]
5	[**]

(e)           “Direct Connection” shall mean a computer system that provides information about the schedules, fares, rates, and availability of the products and services of, and allows the making of reservations and the issuance of tickets for, the products and services of a particular travel supplier, whether operated by the travel supplier, its designee, or any other company that operates such a system, including, without limitation, Sabre, Galileo, Amadeus, ITA, Abacus, Infini, Axxess, Orbitz, Travelocity, or any affiliate of any of the foregoing.

(f)            “ePricing” or “Power Shopper” shall mean a fares-and-pricing productivity tool that provides Priceline the ability to retrieve low-fare itinerary alternatives and confirm flights with a single command.

(g)           “Opaque” shall mean an Internet-based commerce system or process for buying travel-related products or services (including, without limitation, airline tickets, hotel rooms, rental cars and vacation packages) that requires, as a condition of purchase, a non-refundable payment, guaranteed by a credit card, debit card or other payment process of the purchaser, prior to the determination of a material term of the transaction, such as the time of the service, the identity of the vendor of the product or service, or the specific manner of performing the service.

(h)           “Opaque Airline Booking” shall mean an Airline Booking generated by the Priceline Group through an Opaque system or process.

(i)            “Opaque Airline Segments” shall mean airline passenger Segments generated by the Priceline Group through an Opaque system or process.

(j)            “Opaque Booking” shall mean a Booking generated by the Priceline Group through an Opaque system or process.

(k)           “Opaque Hotel Booking” shall mean a hotel room Booking generated by the Priceline Group through an Opaque system or process.

(l)            “Opaque Hotel Segments” shall mean hotel room Segments generated by the Priceline Group through an Opaque system or process.

(m)          “Opaque Rental Car Booking” shall mean a rental car Booking generated by the Priceline Group through an Opaque system or process.

(n)           “Opaque Rental Car Segments” shall mean rental car Segments generated by the Priceline Group through an Opaque system or process.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(o)           “Other GDS” shall mean a global distribution system operated by an entity other than Worldspan.

(p)           “Priceline Group” shall mean Priceline, any entities controlled by Priceline as of the Second Amendment Effective Date, and any corporate form and entity or asset that (i) becomes controlled by Priceline after the Second Amendment Effective Date and (ii) did not have a relationship with any Other GDS or Direct Connection over the entire four (4) month period prior to the time it becomes controlled by Priceline.  For purposes of this definition, an entity is “controlled by” Priceline if Priceline is the “beneficial owner” (as defined in Rule 13d(3) of the Securities and Exchange Act of 1934), directly or indirectly, through one or more intermediaries, of more than 50% of the voting power of such entity.  Priceline shall act for and on behalf of the Priceline Group and all entities within the Priceline Group for all purposes relating to the Subscriber Entity Agreement, including any approval, acceptance, consent, notice, or other action required or permitted by the Subscriber Entity Agreement, and shall be responsible for the performance of all obligations of the Priceline Group hereunder and for causing each entity within the Priceline Group to comply with all applicable provisions of the Subscriber Entity Agreement.  Notwithstanding anything herein to the contrary, (x) Lowestfare.com Incorporated shall not be deemed to be part of the Priceline Group until after the Lowestfare Basic Conversion Completion Date (as defined herein), but no later than December 31, 2003, and (y) neither Hutchison-Priceline Limited nor priceline.com europe Ltd. shall be deemed to be part of the Priceline Group; provided, however, that any Segments generated by Hutchison-Priceline Limited or priceline.com europe Ltd. through the www.priceline.com website, the www.lowestfare.com website, or any successor to either of those websites, shall be deemed to be Segments generated by the Priceline Group and not Segments generated by the EU Affiliates.

(q)           “Retail” shall mean a system or process for buying travel-related products or services (including, without limitation, airline tickets, hotel rooms, rental cars and vacation packages) that is not Opaque.

(r)            “Retail Airline Booking” shall mean an Airline Booking generated by the Priceline Group through a Retail system or process.

(s)           “Retail Airline Segments” shall mean airline passenger Segments generated by the Priceline Group through a Retail system or process.

(t)            “Retail Booking” shall mean a Booking generated by the Priceline Group through a Retail system or process.

(u)           “Retail Hotel Segments” shall mean hotel room Segments generated by the Priceline Group through a Retail system or process.  However, notwithstanding anything in this Amendment to the contrary, reservations for hotel rooms generated through Travelweb by means of a Retail system or process, irrespective of the entity or URL from which such reservations are generated, shall not be considered “Segments” or “Retail Hotel Segments” for purposes of this Amendment and shall be excluded from all terms of the Subscriber Entity Agreement, including this Amendment.

(v)           “Retail Rental Car Booking” shall mean a rental car Booking generated by the Priceline Group through a Retail system or process.

(w)          “Retail Rental Car Segments” shall mean rental car Segments generated by the Priceline Group through a Retail system or process.

(x)            “Segments” shall mean (i) reservations for airline passenger flights, less cancellations prior to the date of departure, and (ii) reservations for other travel-related products and services, such as hotel rooms, rental cars, tours, and cruises, that are not canceled.  For example, except to the extent affected by cancellations, a reservation for one passenger on a direct flight constitutes one Segment, a reservation for one passenger on a round-trip consisting of two direct flights constitutes two Segments, a reservation for one passenger on a two-segment connecting flight constitutes two Segments, a reservation for two passengers on a direct flight constitutes two Segments, even if the reservations for both passengers are within the same passenger name record (“PNR”), and a reservation for a hotel room or rental car for a continuous period of multiple days (e.g., one hotel client for five continuous nights or one car client for five continuous days) constitutes one Segment.

(y)           “Worldspan System” shall mean the computerized systems, including hardware, software, data and connectivity, used by Worldspan to operate the Worldspan GDS or to otherwise provide services for the Priceline Group.

(z)            “Yield” shall mean, for any type of Booking and any period of time, the amount determined by dividing (i) the total amount of booking fees paid to Worldspan by travel suppliers in connection with Bookings of that type generated by the Priceline Group during that period of time, by (ii) the number of Bookings of that type generated by the Priceline Group during that period of time.

4.             Determination of Segments.  The number of Segments booked by the Priceline Group shall be determined as follows:

(a)           The determination of the number of Segments booked by the Priceline Group through the Worldspan GDS shall be made solely by Worldspan from its books and records.

(b)           The determination of the number of Segments booked by the Priceline Group through an Other GDS shall be made by Worldspan using industry-standard MIDT data or other industry-standard data of comparable reliability.

(c)           The determination of the number of Segments booked by the Priceline Group through a Direct Connection or any other means shall be made by Priceline and reported in a manner generally accepted by the travel industry.

Promptly following the end of each calendar month during the Term, each Party shall make available to the other Party the documentation or records reasonably requested by the other Party to document and verify the number of Segments booked with respect to that month.  If either Party has any questions regarding the information provided by the other Party, the first Party will promptly notify the other Party thereof and the Parties will work together in good faith to resolve the questions and agree upon the number of Segments booked with respect to that month.

All determinations of the number of Segments booked shall be subject to the audit rights specified in the following Paragraph.

5.             Audit of Segment Booking Determinations.  Either Party may, upon reasonable prior written notice to the other Party and no more than four (4) times per Booking Evaluation Period, request a meeting for the purpose of documenting and verifying the number of Segments booked by the Priceline Group.  Each Party shall be solely responsible for its costs incurred with respect to such meetings.  Each Party shall make available to the other Party the documentation or records reasonably requested by the other Party to document and verify the number of Segments booked by the Priceline Group.  In the event of any material disagreement on the number of Segments booked, either Party shall have the right to engage an independent third party (the “Auditor”) acceptable to both Parties to audit the books and records used in determining the number of Segments booked.  In the event that the Auditor discovers a discrepancy of 10% or more in either Party’s reporting of the number of Segments booked, then that Party alone shall bear the cost of such Auditor, and if the Auditor fails to discover such a discrepancy of 10% or more, then the Party engaging the Auditor alone shall bear the cost of such Auditor.  Any remaining material disagreement as to the number of Segments booked by the Priceline Group shall be resolved through the dispute resolution mechanism applicable to the Subscriber Entity Agreement.

6.             Booking Obligations.  The Priceline Group shall have the following booking obligations:

(a)           The Priceline Group shall, for each Booking Evaluation Period, generate through the Worldspan GDS a minimum of [**]% of the total Opaque Airline Segments and Opaque Rental Car Segments booked by the Priceline Group (through the Worldspan GDS, any Other GDS, any Direct Connection, and any other means) in the United States of America and Canada (“USA/Canada”).

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(b)           The Priceline Group shall, for each Booking Evaluation Period, generate through the Worldspan GDS a minimum of [**]% of the total Retail Airline Segments and Retail Rental Car Segments booked by the Priceline Group (through the Worldspan GDS, any Other GDS, any Direct Connection, and any other means) in USA/Canada.

(c)           The Priceline Group shall:

(1)           For each Booking Evaluation Period, generate through the Worldspan GDS a minimum of [**]% of the total Opaque Hotel Segments booked by the Priceline Group (through Worldspan, any Other GDS, any Direct Connection, and any other means) in USA/Canada; and

(2)           [**].

(d)           The Priceline Group shall not be required to generate any Retail Hotel Segments through the Worldspan GDS.

(e)           The Priceline Group shall convert the www.lowestfare.com website (including any successor thereto) so that:

(1)           Commencing no later than [**] and until a minimum of 365 days after the date the Parties mutually confirm that such conversion with respect to [**] Segments is complete (the “Lowestfare Basic Conversion Completion Date”), the www.lowestfare.com website shall not generate through [**], any [**] Segments other than Other [**]Segments (“Basic [**] Segments”); and

(2)           Commencing no later than [**] and until a minimum of 365 days after the Lowestfare Basic Conversion Completion Date, the www.lowestfare.com website shall not generate through [**], any of the following types of [**] Segments (“Other [**] Segments”):

(1)   [**];

(2)   [**]; and

(3)   [**].

Failure by the Priceline Group to comply with this Section 6(e) shall not be deemed a breach of this Agreement.

7.             Inducement Reduction Upon Failure to Meet Booking Obligation.  Notwithstanding the provisions regarding [**] Booking Inducements and [**] Booking Inducements set forth in Paragraphs 11 and 12 below, respectively, if the Priceline Group fails to comply with any of its obligations under Paragraph 6 above for any Booking Evaluation Period, then:

(a)           The [**] Booking Inducements for [**] Bookings in [**] shall be reduced to [**] per [**] Booking generated during the Booking Evaluation Period for which the Priceline Group failed to comply with such obligation;

(b)           The [**] Booking Inducements for [**] Bookings in [**] shall be reduced to [**] per [**] Booking generated

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

during the Booking Evaluation Period for which the Priceline Group failed to comply with such obligation; and

(c)           The [**] Booking Inducement for [**] Bookings in [**] shall not be modified.

No later than thirty (30) days following the end of any Booking Evaluation Period in which the Priceline Group fails to comply with any of its obligations under Paragraph 6 above, Worldspan shall conduct a reconciliation of the inducement payments made to Priceline for the portion of that Booking Evaluation Period prior to the last calendar quarter thereof, the inducement payments owed to Priceline for the final calendar quarter of the Booking Evaluation Period, and the amount by which the total of the inducement payments already made to Priceline for that Booking Evaluation Period is greater or less than the total of the inducement payments actually owed to Priceline for that Booking Evaluation Period, after taking into account the inducement reductions described in this Paragraph.  No later than fifteen (15) days after the completion of such reconciliation, Worldspan shall notify Priceline of the payment due to or from Priceline.  The applicable Party shall make such payment no later than thirty (30) days following the giving of such notice to Priceline.  In addition, the Party to whom the payment is owed shall be entitled to set off the amount of such payment against any other amounts owed to the applicable Party.

8.             Other Consequences of Failure to Meet Booking Obligation.  If the Priceline Group fails to comply with any of its obligations under Paragraph 6 above (other than subparagraph (e) thereof) in Booking Evaluation Period 1, 2, 3, or 4, then Worldspan may give the Priceline Group written notice that such an event has occurred and that Worldspan is terminating the Subscriber Entity Agreement, effective thirty (30) days from Priceline’s receipt of such notice.

Upon a termination pursuant to this Paragraph following Booking Evaluation Period 1, 2, 3, or 4 or upon a breach of a booking obligation under Paragraph 6 above (other than subparagraph (e) thereof) in Booking Evaluation Period 5, the Priceline Group shall be liable to Worldspan for liquidated damages calculated according to the formula set forth below:

Liquidated Damages =  The lesser of (i) the number of Expected Bookings, multiplied by [**], or (ii) the amount, if any, that the number of actual Bookings generated by the Priceline Group through the Worldspan GDS from the Second Amendment Effective Date until the effective termination date is less than ninety million (90,000,000), multiplied by [**].  For purposes of this Amendment, “Expected Bookings” shall mean (x) the average number of Bookings made by the Priceline Group through the Worldspan GDS per month in (A) the twelve (12) months preceding the end of the applicable Booking Evaluation Period, or (B) if Worldspan has delivered a Compliance Notice to Priceline during the applicable Booking Evaluation Period, the twelve (12) months preceding the first day of the calendar month to which the Compliance Notice applies, multiplied by (y) thirty-six (36) months.  A “Compliance Notice” shall mean a notice deliverable by Worldspan to Priceline in the event that over any full calendar month of a Booking Evaluation Period, the percentage of Segments generated by the Priceline Group in the USA/Canada as calculated in accordance with Paragraph 6 (other than subparagraph 6(e) thereof), if continued at the same rate during the remainder of the Booking Evaluation Period, will result in the Priceline Group failing to comply with an obligation under Paragraph 6 above (other than subparagraph (e) thereof) in that Booking Evaluation Period.

The Parties acknowledge that the foregoing provision has been negotiated at arms length between Worldspan and Priceline and represents a reasonable measure of liquidated damages in the event of the Priceline Group’s default of the specified obligations.

9.             Affiliate Booking Objective.  For each Booking Evaluation Period, Priceline shall use good-faith efforts to cause the Affiliates, as a whole, to generate through the Worldspan GDS a minimum of [**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

of their aggregate Segments globally.  This obligation is subject to Worldspan’s geographic and vendor-specific connectivity capabilities.  Priceline shall give Worldspan the opportunity to develop new technological capabilities in order to serve the Affiliates’ international needs.  Worldspan agrees that the failure of Priceline to meet its obligations under this Paragraph shall not (i) constitute a breach of the Subscriber Entity Agreement, (ii) constitute the default of any obligation of the Subscriber Entity Agreement, or (iii) give rise to any cause of action or claim against, or liability on the part of, Priceline for any losses or damages of any kind.  The Parties acknowledge that the foregoing provision has been negotiated at arms length between Worldspan and Priceline and represents a reasonable compromise in the event of Priceline’s failure to complete the specified obligation.

10.           Affiliate International Non-Airline Booking Objective.  For each Booking Evaluation Period, Priceline shall use good-faith efforts to cause the Affiliates, as a whole, to generate through the Worldspan GDS [**] of their non-airline Segments originating in countries other than USA/Canada.  This obligation is subject to Worldspan’s geographic and vendor-specific connectivity capabilities.  Priceline shall give Worldspan the opportunity to develop new technological capabilities in order to serve the Affiliates’ international needs.  Worldspan agrees that the failure of Priceline to meet its obligations under this Paragraph shall not (i) constitute a breach of the Subscriber Entity Agreement, (ii) constitute the default of any obligation of the Subscriber Entity Agreement, or (iii) give rise to any cause of action or claim against, or liability on the part of, Priceline for any losses or damages of any kind.  The Parties acknowledge that the foregoing provision has been negotiated at arms length between Worldspan and Priceline and represents a reasonable compromise in the event of Priceline’s failure to complete the specified obligation.

11.           [**].  Worldspan shall pay the following [**] Booking Inducements to Priceline for [**] Bookings generated by the Priceline Group through the Worldspan GDS in [**]:

(a)           The [**] Booking Inducement for [**] Bookings in [**] during each Booking Evaluation Period shall be as follows:

Booking Evaluation Period	Inducement Per [**] Booking
1	[**]
2	[**]
3	[**]
4	[**]
5	[**]

(b)           The [**] Booking Inducement for [**] Bookings in [**] shall be [**] per [**] Booking, subject to adjustment as described in Paragraph 17(d)(3) below.

(c)           The [**] Booking Inducement for [**] Bookings in [**] shall be [**] of the booking fee paid to Worldspan by the [**] supplier for the [**] Booking, subject to the provisions of Paragraph 18 below.

Payment for each calendar quarter shall be made no later than forty-five (45) days following the end of that calendar quarter, with any reconciliation, if necessary, completed after the end of the applicable Booking Evaluation Period.

12.           [**] Booking Inducements.  Worldspan shall pay the following [**] Booking Inducements to Priceline for [**] Bookings generated by the Priceline Group through the Worldspan GDS in [**]:

(a)           The [**] Booking Inducement for [**] Bookings in [**] shall be [**] per [**] Booking, subject to adjustment as described in

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Paragraph 17(d)(4) below, but not less than a minimum of [**].  In addition, Worldspan shall pay Priceline a one-time booking bonus of [**] per [**] Booking in [**] for a period of [**] months from the Second Amendment Effective Date.

(b)           The [**] Booking Inducement for [**] Bookings in [**] shall be [**] per [**] Booking, subject to adjustment as described in Paragraph 17(d)(5) below, but not less than a minimum of [**].

Payment for each calendar quarter shall be made no later than forty-five (45) days following the end of that calendar quarter, with any reconciliation, if necessary, completed after the end of the applicable Booking Evaluation Period.

13.           Retail Booking Targets.  The Retail Booking target amounts (“Retail Booking Targets”) for each calendar quarter during Booking Evaluation Periods 2, 3, 4, and 5 shall be as follows:

Booking Evaluation Period
	2	3	4	5
Q1	[**]	[**]	[**]	[**]
Q2	[**]	[**]	[**]	[**]
Q3	[**]	[**]	[**]	[**]
Q4	[**]	[**]	[**]	[**]

Provided, however, that for purposes of the conceptual “Bank Account” described in Paragraph 14 below, for any calendar quarter for which the Priceline Group generated through the Worldspan GDS at least [**] of the total number of Retail Airline Segments, Opaque Airline Segments, Retail Rental Car Segments and Opaque Rental Car Segments, as a whole, generated by the Priceline Group in USA/Canada, the Actual Retail Bookings (as defined in Paragraph 14 below) for that quarter shall be deemed to be the greater of (i) the number of Retail Bookings for that quarter, and (ii) the Retail Booking Target for that quarter.

14.           Conceptual “Bank Account”.  Commencing with the first quarter of 2004, a conceptual “Bank Account” shall be established in order to track cumulative credits and debits that result from the number of Retail Bookings generated by the Priceline Group for that quarter.  The “Bank Account” shall have an initial balance of zero.

(a)           For purposes of this Paragraph, the “Shortfall Factor” shall be [**] as of the Second Amendment Effective Date and may be adjusted from time to time as described in Paragraph 17(d)(4) below, but shall not be less than a minimum of [**].

(b)           Promptly after the last day of each calendar quarter of Booking Evaluation Periods 2, 3, 4 and 5, the number of Retail Bookings for that calendar quarter (the “Actual Retail Bookings” for that quarter) shall be determined as discussed in Paragraph 4 above.  The “Bank Account” balance shall be increased or decreased by the dollar amount calculated by multiplying (i) the then-current Shortfall Factor, by (ii) the amount (which may be positive or negative) determined by subtracting (x) the Retail Booking Target for that quarter, from (y) the Actual Retail Bookings for that quarter.

(c)           Promptly after the last day of each calendar quarter of Booking Evaluation Periods 2, 3, 4 and 5, the Parties shall make the adjustment to the “Bank Account” balance discussed in subparagraph (b) above and:

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(1)           If there is a net negative balance in the “Bank Account”, then Priceline shall pay Worldspan an amount equal to the absolute value of such negative balance and the balance shall return to zero.

(2)           If there is a net positive balance in the “Bank Account”, then no payment is due by either Party and (i) if the quarter in question is not the fourth quarter of [**], then the balance shall carry forward into the following calendar quarter, and (ii) if the quarter in question is the fourth quarter of [**], then the balance shall expire and be of no further effect.

15.           [**] Booking Inducements.  Worldspan shall pay the following [**] Booking Inducements to Priceline for Bookings generated by the Priceline Group through the Worldspan GDS in [**]:

(a)           The [**] Booking Inducement for [**] Bookings in [**] shall be [**] per [**] Booking.

(b)           The [**] Booking Inducement for [**] Bookings in [**] shall be [**] per [**] Booking.

Payment for each calendar quarter shall be made no later than forty-five (45) days following the end of that calendar quarter, with any reconciliation, if necessary, completed after the end of the applicable Booking Evaluation Period.

16.           Affiliate Booking Bonus Incentives.  Provided that Priceline complies with its obligations under Paragraph 6 of this Amendment, each of the following bonus incentives will apply.

(a)           In the event the Affiliates (as a whole) generate more than [**] [**] Bookings through the Worldspan GDS in any Booking Evaluation Period, Worldspan shall pay Priceline an additional bonus of [**] no later than forty-five (45) days following the end of the Booking Evaluation Period.

(b)           In the event the Affiliates (as a whole) generate more than [**] [**] Bookings through the Worldspan GDS in any Booking Evaluation Period, Worldspan shall pay Priceline an additional bonus of [**] no later than forty-five (45) days following the end of the Booking Evaluation Period.

(c)           In the event the Affiliates (as a whole) generate more than [**] [**] Bookings through the Worldspan GDS in any Booking Evaluation Period, Worldspan shall pay Priceline an additional bonus of [**] no later than forty-five (45) days following the end of the Booking Evaluation Period.

(d)           In the event the Affiliates (as a whole) generate more than [**] [**]Bookings through the Worldspan GDS in any Booking Evaluation Period, Worldspan shall pay Priceline an additional bonus of [**] no later than forty-five (45) days following the end of the Booking Evaluation Period.

(e)           In the event the Affiliates (as a whole) generate more than [**] [**] Bookings through the Worldspan GDS in any Booking Evaluation Period, Worldspan shall pay Priceline an additional bonus of [**] no later than forty-five (45) days following the end of the Booking Evaluation Period.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(f)            In the event the Affiliates (as a whole) generate more than [**] [**] Bookings through the Worldspan GDS in the time period from April 1, 2003 to [**], Worldspan shall pay Priceline an additional bonus of [**] no later than February 15, 2008.

17.           Booking Fees Payable by Travel Suppliers.

(a)           The Parties acknowledge that the respective Yields resulting from the following types of Bookings generated by the Priceline Group in [**] for the first calendar quarter of calendar year 2003 were as follows:

(1)           The Yield for [**] Bookings was [**].

(2)           The Yield for [**] Bookings was [**].

(3)           The Yield for [**] Bookings was [**].

(4)           The Yield for [**] Bookings was [**].

In order to reflect the impact of the increases implemented as of April 1, 2003 in its booking fees for [**] Bookings, Worldspan shall determine and notify Priceline of the Yield resulting from [**] Bookings generated in [**] for the second calendar quarter of calendar year 2003 as soon as feasible after the end of that quarter.

(b)           Worldspan may adjust its booking fees to travel suppliers from time to time in accordance with the following:

(1)           Worldspan shall provide Priceline with notice of any such booking fee adjustment as soon as practicable, but no later than ten (10) business days after notice to the applicable travel suppliers.

(2)           Worldspan shall not implement in the second calendar quarter of calendar year 2003 any increases to its booking fees for Retail Airline Bookings other than the increases implemented as of April 1, 2003.

(3)           In connection with Retail Airline Bookings, Worldspan shall charge airline suppliers in the same manner (for example, at the same pricing tier) during May and June 2003 as it did during April 2003.

(4)           Except as provided in subparagraphs (2) and (3) above, there shall be no restriction on the frequency of any such booking fee adjustments.

(c)           The Parties acknowledge that the inducements provided in this Amendment are dependent on Worldspan’s booking fee rates charged to travel suppliers remaining at levels comparable to the rates charged to travel suppliers as of the Second Amendment Effective Date.  In the event that (i) the average booking fee rate charged by Worldspan should decrease by [**] or more compared to the rates charged to [**] suppliers as of the Second Amendment Effective Date due to causes beyond the direct control of Worldspan or (ii) except as otherwise provided by Paragraph 17(d)(6) below, Worldspan, Priceline, and a travel supplier agree to implement a substantially modified pricing structure with respect to that travel supplier, then the Parties agree to negotiate in good faith to revise the Subscriber Entity Agreement to conform with the new industry practice.  In the event that such negotiations do not result in a modification to the Subscriber Entity Agreement, then Worldspan reserves the right (x) to eliminate the inducements provided for in this

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Amendment with respect to such Bookings, or (y) to immediately terminate the Subscriber Entity Agreement in its entirety, notwithstanding any provision of the Subscriber Entity Agreement to the contrary; provided, however, that in the event that Worldspan eliminates any such inducements, Priceline shall have the right to immediately terminate the Subscriber Entity Agreement.

(d)           If and when Worldspan adjusts its booking fees to travel suppliers for Bookings in [**], then the following adjustments shall be prospectively applied.

(1)           [**]

(2)           [**]

(3)           [**]

(4)           [**]

(5)           [**]

(6)           [**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

18.           Minimum Worldspan Hotel Compensation.  Notwithstanding the provisions of Paragraph 11(c) above, for each Booking Evaluation Period, Worldspan shall be entitled to at least a minimum amount equal to (i) the then-current Worldspan [**] Minimum Rate described below, multiplied by (ii) the total number of [**] Bookings in [**] for that Booking Evaluation Period.  Promptly after the end of each Booking Evaluation Period, Worldspan will determine the total amount of booking fees for such [**] Bookings retained by Worldspan for such Booking Evaluation Period and, if it is less than the minimum amount described above, Priceline shall promptly pay the difference to Worldspan.

The “Worldspan [**] Minimum Rate” shall be [**] as of the Second Amendment Effective Date and may be reduced from time to time thereafter in accordance with the provisions of this Paragraph.  If Worldspan decreases the standard published booking fee it charges a [**] supplier for [**] segments generated in [**] by Worldspan subscribers other than the [**] Priceline Group (the “Non-Priceline Booking Fee” for that [**] supplier) so that the Non-Priceline Booking Fee for that [**] supplier after the decrease is less than the booking fee it charges the [**] supplier for [**] Bookings generated in [**] by the Priceline Group (the “Priceline Booking Fee” for that [**] supplier), then the then-current Worldspan [**] Minimum Rate will be reduced by an amount equal to (i)  the amount of such decrease in the Non-Priceline Booking Fee for that [**] supplier, less the amount, if any, by which (x) the Priceline Booking Fee for that [**] supplier prior to the decrease, is less than (y) the Non-Priceline Booking Fee for that [**] supplier prior to the decrease, multiplied by (ii) the percentage obtained by dividing (x) the number of [**] Bookings in [**] for that [**] supplier generated by the Priceline Group for the 12-month period preceding the decrease, by (y) the total number of [**] Bookings generated in [**] by the Priceline Group for that 12-month period.

19.           Hotel Images.  The Parties shall use commercially reasonable efforts to obtain hotel images to be loaded into the Worldspan GDS.

20.           ePricing.

(a)           The Priceline Group shall be entitled to [**] Power Shopper queries for each Booking at [**].  If the number of Power Shopper queries from the Priceline Group in any calendar month is more than [**] times the number of Bookings for that month, then Priceline shall pay [**] for each such excess Power Shopper query.  Worldspan will provide to the Priceline Group a “less edited” Power Shopper response, reasonably acceptable to Priceline, that will allow as many as [**] to [**] itinerary alternatives to be retrieved in response to each Power Shopper query.

(b)           Worldspan shall implement improvements to its ePricing functionality in accordance with Attachment B to this Amendment.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(c)           Worldspan shall devote appropriate time and resources and otherwise use commercially reasonable efforts to cause its ePricing functionality to be competitive in the performance of services provided by Other GDSs (including, without limitation, [**]), in terms of, for example, and not by way of limitation, cost, availability services and scope of commands.

21.           Low Cost Carrier Participation.  Worldspan will provide the Priceline Group with access to any low cost carrier (i.e., an air carrier that does not participate in the Worldspan GDS and pay booking fees to Worldspan) upon mutual agreement between Worldspan, Priceline, and the low cost carrier.  In such agreements, the implementation fee for Priceline will be [**], but the low cost carrier may be subject to reasonable implementation, participation, and other fees.

22.           Lowestfare Conversion Bonus.  Upon completion of the Priceline Group’s obligation to convert the www.lowestfare.com website so that it ceases generating Basic [**] Segments through [**], by no later than [**], pursuant to Paragraph 6(e)(1) above, Worldspan shall pay Priceline a one-time conversion bonus equal to [**]) per [**] Booking generated by means of the www.lowestfare.com website during the period commencing upon the Lowestfare Basic Conversion Completion Date and ending 365 days thereafter, all upon and subject to the following:

(a)           Promptly after the Lowestfare Basic Conversion Completion Date, Worldspan shall pay Priceline a projected conversion bonus based upon the estimated number of [**] Bookings that will be generated by means of the www.lowestfare.com website during the 365 days following the Lowestfare Basic Conversion Completion Date.  Promptly after the end of that 365 day period, the Parties will determine the actual number of [**] Bookings generated by means of the www.lowestfare.com website during that period and the actual conversion bonus resulting from those [**] Bookings, and the applicable Party will pay to the other Party any amounts necessary to reconcile the projected conversion bonus previously paid to Priceline with the actual conversion bonus so determined.

(b)           Notwithstanding the foregoing, in the event that (i) the www.lowestfare.com website has not completely ceased generating Basic [**] Segments through [**], by [**], as provided in Paragraph 6(e)(1) above or generates one or more Basic [**] Segments through [**], during the 365 day period following the Lowestfare Basic Conversion Date, or (ii) the www.lowestfare.com website has not completely ceased generating Other [**] Segments through [**], by [**], as [**] provided in Paragraph 6(e)(2) above or generates one or more Other [**] Segments [**] through [**], during the period beginning when such conversion with respect to Other [**] Segments is complete and ending 365 days following the Lowestfare Basic Conversion Date, then, in any such event, the conversion bonus described above will not be payable to Priceline and, if and to the extent already paid, will be promptly refunded to Worldspan.

23.           System Usage.  The Priceline Group will use the Worldspan System, including data provided through such system, solely for the purposes of making legitimate Bookings through the Worldspan System, issuing travel documents relating to such Bookings, performing related accounting and record-keeping functions, conducting testing in accordance with the provisions of this Agreement, utilizing historical data in the ordinary course of the Priceline Group’s business, and in accordance with rules and regulations established by travel suppliers and published by Worldspan.  The Priceline Group specifically agrees that it shall not use the Worldspan System, including data provided through such system, to make bookings via any means other than the Worldspan System or to develop any of the following types of services for the purpose of reselling such services to third parties: software applications, including without limitation booking engines, corporate booking programs, fare and pricing tools, caching products, and hosting applications.  For the avoidance of doubt, the Priceline Group shall not be prohibited from using the Worldspan System, including data provided through such system, in the process of servicing a customer even in the case where the Priceline Group searches an itinerary in the Worldspan System and subsequently books such itinerary

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

through a Direct Connection with a supplier, provided that the Priceline Group did not, as part of the servicing of such customer, search the inventory of such supplier in the Worldspan System.

24.           Marketing Incentive Program.  The letter agreement dated November 13, 2001, regarding the Marketing Incentive Program is hereby terminated.

25.           Hotel Direct Connection.  If the Priceline Group intends to enter a Direct Connection relationship with one of its top ten hotel suppliers, then the Priceline Group will evaluate the cost and functionality of an outsourced Worldspan Direct Connection solution.  If the cost and functionality of such a Worldspan solution compares favorably to the cost and functionality of the other Direct Connection relationship contemplated by the Priceline Group, then the Priceline Group will use commercially reasonable efforts to employ the outsourced Worldspan Direct Connection solution instead of the other Direct Connection relationship.  The foregoing shall not be interpreted to limit in any way the ability of Priceline to generate Opaque Hotel Segments on an Other GDS in accordance with this Agreement.

26.           Technology Services Agreement.  At Priceline’s request, based on its need to approximate Direct Connection economics for its major airline partners, Worldspan shall use commercially reasonable efforts to negotiate an agreement structured as a technology services agreement for the Priceline Group, which shall contain terms and conditions that are competitive with other technology services agreements that Worldspan has with its other major customers that have booking volumes and technology requirements similar to those of the Priceline Group.

27.           Right of First Refusal.  Prior to entering into any arrangement with a third party to obtain any GDS or other travel technology related services that succeeds the Subscriber Entity Agreement or replaces any portion thereof during Booking Evaluation Period 5 or at the end of the Term, Priceline will provide Worldspan written notice of the proposed arrangement (an “ROFR Notice”).  It is understood, however, that no ROFR Notice shall be required in connection with arrangements with any third party for such services if and to the extent that Priceline is permitted (or, if the Subscriber Entity Agreement were still in effect, would be permitted) to engage or contract with such third party for such services under the terms of the Subscriber Entity Agreement, such as any arrangement with a third party for the generation through an Other GDS of any Segments that Priceline is not obligated to generate through the Worldspan GDS pursuant to this Amendment.  Each ROFR Notice shall include as an attachment the proposed definitive agreement pursuant to which the third party will provide the applicable services or, if such definitive agreement has not been prepared, a detailed description of the applicable services and all material terms and conditions upon which the third party will provide them; provided, however, that Priceline shall not be required to divulge to Worldspan the identity of such third party. Following receipt of an ROFR Notice that satisfies the foregoing requirements, Worldspan will have forty-five (45) days to (i) notify Priceline that Worldspan elects to provide substantially similar material services on material terms and conditions that are substantially similar to, but no less favorable to Priceline than, those described in such ROFR Notice, and (ii) provide to Priceline a proposed signed definitive agreement for such substantially similar material services on such substantially similar, but no less favorable to Priceline, material terms and conditions.  In the event Worldspan elects not to provide Priceline with such services, it shall so notify Priceline in writing as soon as practicable.  During such 45-day period, (x) Priceline shall devote sufficient commercial, technical, and legal resources to facilitate in good faith Worldspan’s evaluation of the proposed arrangement, and (y) Priceline shall not be entitled to change the material terms of such third party arrangement for purposes of this Paragraph.  Priceline shall not enter any such arrangement with a third party if Worldspan has elected to provide the services and provided to Priceline a proposed definitive agreement that meets the requirements set forth above.  If Worldspan elects not to provide the services or the 45-day period has expired without a response from Worldspan that meets the requirements set forth above, then Priceline may enter into such arrangement with the third party on terms and conditions that do not materially deviate from the terms and conditions included in the ROFR Notice to Worldspan.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

28.           [**] Development Hours.  The Parties acknowledge that Worldspan has previously provided consulting and development services to assist Priceline with design of [**] reports and other issues relating to the GDS, Priceline’s operations, and back-office functions.  In the event that Priceline requires additional consulting and development services beyond those provided prior to the Second Amendment Effective

Date, then, upon Priceline’s request, Worldspan shall provide qualified individuals to provide other technical services.  These services shall be charged to Priceline at the rate of [**] per person-hour or Worldspan’s then current standard rate for consulting services, whichever is higher.

29.           [**] Reports.  Worldspan shall provide [**] reports to Priceline in conformity with Priceline’s reasonable design requirements.  Worldspan shall discount by [**] its fees of [**] per month for this service.

30.           System Development Hours.  Worldspan shall provide, at no charge, up to [**] person-hours of annual mainframe or distributed systems development resources for Worldspan system enhancements requested by Priceline, subject to timelines as agreed by the Parties.  Priceline acknowledges that these resources have a value of [**] per year.

31.           Support.  Worldspan shall make available its Executive Support Help Desk and Message Support Team to Priceline.  These groups will provide consultation relating to programming interface development and usage.

32.           Web Hosting.  Should Priceline choose Worldspan to host its application and web servers at Worldspan’s data center pursuant to a separate Hosting Agreement, Worldspan shall discount its then current monthly fee for this service [**], subject to a maximum monthly discount of [**].

33.           [**]

34.           Service Level Agreement.  Priceline and Worldspan shall use their best efforts to negotiate a mutually acceptable service level agreement applicable to the services provided under the Subscriber Entity Agreement.  In the event that an agreement cannot be reached in such negotiations, then the Subscriber Entity Agreement shall remain in full force and effect.

35.           Estimated Bookings.  No later than October 1 of each calendar year, Priceline shall provide written documentation to Worldspan of the total number of planned, budgeted and/or projected Bookings to be generated by the Priceline Group through the Worldspan GDS during the following calendar year.

36.           EU Affiliate Termination.  Notwithstanding any provision of the Subscriber Entity Agreement to the contrary, solely with respect to services provided to any Affiliate located in a country of the European Union (an “EU Affiliate”), Priceline and Worldspan may at their respective discretion terminate services to such EU Affiliate without penalty on giving the other at least ninety (90) days’ prior written notice.

37.           Maintenance at Locations.  The first sentence of Section 4.A. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Worldspan or its service representative will provide, at Worldspan’s expense, normal repairs and maintenance during Worldspan’s normal repair hours for the Worldspan Equipment at the Locations.

38.           Equipment Relocation.  The first sentence of Section 5.C. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

“Customer shall give Worldspan at least thirty (30) days’ prior written notice of its request to relocate or remove the Worldspan Equipment.”

39.           Equipment Relocation Fees.  Section 5.D. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Worldspan reserves the right to levy an additional charge over and above the Standard Fees for installations, relocations or removals that are requested with less than thirty (30) days’ prior written notice, or those that are requested outside of normal business hours in accordance with the Table of Services and Charges.”

40.           Termination Deinstallation Fees.  Section 5.E. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Upon any termination of the Subscriber Agreement, Worldspan shall [**] for deinstallation and return of the Worldspan Equipment.”

41.           EU Bookings.  Section 6.B. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“For the business activity of the EU Affiliates, “Bookings” shall mean the total of the Segments generated by EU Affiliates through the Worldspan GDS for which Worldspan charges and collects a fee, including EU Airline Bookings, EU Rail Bookings, and EU Car, Hotel, Tour, Cruise, and Ferry Bookings, each as further defined below.

1.             EU Airline Bookings.  “EU Airline Bookings” shall mean those ticketed airline Segments properly booked by an EU Affiliate through the Worldspan GDS for which Worldspan charges and collects a fee, less cancellations through the Worldspan GDS prior to date of departure.  “Ticketed airline Segments” shall mean airline Segments (i) for which an EU Affiliate has issued tickets through the Worldspan GDS or (ii) for which an EU Affiliate has systematically informed Worldspan of valid ticket numbers associated with the Segments.

2.             EU Rail Bookings.  “EU Rail Bookings” shall mean those ticketed rail Segments properly booked by an EU Affiliate through the Worldspan GDS for which Worldspan charges and collects a fee, less cancellations through the Worldspan GDS prior to date of departure, adjusted by any applicable correction ratios to reflect the value of those Bookings to Worldspan.  “Ticketed rail Segments” shall mean rail Segments (i) for which an EU Affiliate has issued tickets through the Worldspan GDS, (ii) for which an EU Affiliate has systematically informed Worldspan of valid travel documentation associated with the Segments, or (iii) which are not sold through the principal display of the Worldspan GDS.

3.             EU Car, Hotel, Tour, Cruise, and Ferry Bookings.  “EU Car, Hotel, Tour, Cruise, and Ferry Bookings” shall mean those Segments for car, hotel, tour, cruise, and ferry services properly booked by an EU Affiliate through the Worldspan GDS for which Worldspan charges and collects a fee and which are not cancelled, adjusted by any applicable correction ratios to reflect the value of those Bookings to Worldspan.

For Bookings made by the Affiliates in countries not included in the European Union, airline Bookings mean those Segments properly booked by such Affiliates through the Worldspan GDS for which Worldspan charges and collects a fee, less cancellations through the Worldspan GDS prior to date of departure, excluding unticketed passive bookings. Car, Hotel, Tour Source, Cruise Line Source, CruiseMatch and Worldspan Travel Suppliers Bookings mean those Segments properly booked by such Affiliates through the Worldspan GDS for which Worldspan charges and collects a fee and which

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

are not canceled.  Customer consents to any retroactive adjustment by Worldspan of incorrect Booking counts.  The determination of the number of Bookings shall be made solely by Worldspan from its books and records, subject to Paragraph 4 of the Second Amendment to the Subscriber Entity Agreement.”

42.           Worldspan GDS Modifications.  Section 6.D. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Worldspan may enhance or modify the GDS at its discretion at any time; provided, however, that any such enhancement or modification does not materially adversely affect the services provided to Customer pursuant to the Subscriber Agreement.  Worldspan reserves the right to migrate Customer to new computer reservation systems used by Worldspan.”

43.           Message Limit.  Section 6.H.ii. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Message Limit:  The “Message Limit” is [**].  The total monthly permitted Messages (“Allowable Messages”) is calculated by multiplying the [**] Messages per Booking by the number of Bookings for that month.  Worldspan shall charge Customer for excess Messages at a rate of [**] per Message above the Allowable Messages for any month.”

44.           Excess Message Fees.  The Excess Message Fees section of the Table of Services and Charges is hereby deleted in its entirety and replaced with the following:

“Excess Message Fees
Peak Message Rate (8am-12pm)	N	[**]
Off-Peak Rate (12pm-8am)	N	[**]”

45.           Security Measures.  Section 8.D. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Each party will implement and maintain appropriate security measures for its operations in accordance with technological developments and its evolving security needs.  Those appropriate security measures for each party will include, without limitation, establishing a security policy for its computer network, preventing unauthorized access to its computer systems, implementing administrative security controls for its computing operations, installing firewalls in its communications network, protecting its computer resources from insider abuse, having appropriate administrative procedures to ensure that system access capability to its computer systems is given to only authorized users and is promptly withdrawn from terminated employees or other persons who are no longer authorized, establishing a single point of control for responses to incidents involving its security, and monitoring the effectiveness of the security of its computer network.”

46.           GDS Uptime.  Section 9.A.iv. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“it will use its best efforts to maintain the uptime of the GDS.”

47.           Conditional Fee Reduction.  Section 11.D. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Any reduction, waiver or discounting of any fee in the Subscriber Agreement by Worldspan is specifically conditioned upon Customer’s generation of Bookings sufficient to meet the Booking Goal to qualify for a [**] Productivity Discount under Article III.A. of the Subscriber Entity Agreement.”

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

48.           Assignment of Subscriber Entity Agreement.  Section 12. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“The Subscriber Agreement will be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.  However, neither party may, without the prior written consent of the other, assign or transfer the Subscriber Agreement, or any of its rights or obligations under the Subscriber Agreement, to any person or entity other than one who (i) merges, consolidates, or otherwise combines with that party or otherwise acquires all or substantially all of the operating assets of that party, and (ii) agrees or otherwise becomes legally obligated to comply with and be bound by the provisions of the Subscriber Agreement to the same extent as that party.”

49.           Legal Compliance.  Section 14.A.iv. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Customer commits any material violation(s) of any laws, ordinances or regulations related to the products or services provided under the Subscriber Entity Agreement;”

50.           Post-Termination Damages.  Section 14.E. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Upon any termination of the Subscriber Entity Agreement pursuant to this Section 14, as a consequence of any default as set forth herein, the non-defaulting party shall be entitled to recover its damages at law from the defaulting party, in addition to any other rights or remedies that the non-defaulting party may have at law, equity, or otherwise.”

51.           Failure to Meet Booking Obligations.  Section 14.F. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“The parties acknowledge that the provisions of this Section 14 shall not apply to any failure by Customer to comply with the obligations of Paragraph 6 of the Second Amendment to the Subscriber Entity Agreement.”

52.           Limitation of Liability.  Section 14. of the Standard Terms and Conditions is hereby amended to include the following new Section 14.G.:

“Notwithstanding anything in the Subscriber Entity Agreement to the contrary, Customer’s liability under this Agreement shall not exceed the lesser of (i) the number of Expected Bookings, multiplied [**] by [**], or (ii) Twenty-Five Million Dollars ($25,000,000).”

53.           Non-Disclosure of Terms.  Section 17.B. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Customer and Worldspan agree not to disclose the terms and conditions of the Subscriber Agreement without the prior written consent of the other except as required by law.  Notwithstanding the foregoing, either party may disclose the terms and conditions of the Subscriber Agreement to its attorneys and accountants who have a need to know and who are advised of such party’s obligation contained in this Section 17.B.  In addition, in the event that Customer determines that public disclosure of the Subscriber Agreement is required by the securities laws of the United States, Customer shall so notify Worldspan immediately and the parties shall confer to determine the legally permissible means to protect the competitively sensitive material set forth herein.”

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

54.           Notices to Priceline.  Section 17.E. of the Subscriber Entity Agreement is hereby amended to add the following:

“Worldspan shall use reasonable business efforts to ensure that notices and communications to be served by Worldspan to Customer shall be sent to the attention of the Chief Information Officer, with a copy to the attention of Chief Operating Officer.”

55.           Entire Agreement.  Section 17.H. of the Standard Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“The Subscriber Agreement constitutes the full and final agreement between the parties with respect to the subject matter hereof, and unless otherwise provided, any prior agreements and understandings, whether written or oral, are hereby superseded upon the beginning of the Term of the Subscriber Agreement.  The Parties agree that all prior obligations contained in any prior agreements between Worldspan and Customer are deemed, as of the date hereof, satisfied.  Worldspan agrees that all prior thresholds pertaining to Customer incentives contained in any prior agreements between Worldspan and Customer are deemed met, as of the date hereof.  Except as provided herein, the Subscriber Agreement may not be modified, altered or amended except by agreement and/or consent by authorized representatives of both parties; provided however that the Table of Services and Charges may be modified, altered or amended by Worldspan upon thirty (30) days’ prior notice to Customer; and further provided that the Customer Equipment Support Responsibility may be modified, altered or amended by Worldspan upon notice to Customer.”

56.           Continued Effectiveness of Subscriber Entity Agreement.  Except to the extent the Subscriber Entity Agreement is amended herein, the Subscriber Entity Agreement remains in full force and effect.  To the extent the terms of this Amendment are inconsistent with the terms of the Subscriber Entity Agreement, for purposes of this Amendment the terms of this Amendment shall apply.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized undersigned representatives as of the day and year first above written.

PRICELINE.COM INCORPORATED, FOR ITSELF, ITS AFFILIATES, AND THE PRICELINE GROUP:	WORLDSPAN, L.P., FOR ITSELF AND ITS SUBSIDIARIES:

By: /s/ Mitch Truwit	By: /s/ Charles J. Sullivan
(Signature)	(Signature)

(Print Name)	(Print Name)

(Title)	(Title)

(Date)	(Date)

ATTACHMENT A

Form of [**] Hotel Booking Fee Amendment

AMENDMENT TO THE WORLDSPAN ASSOCIATE AGREEMENT

Internet Bookings – Hotel

THIS Amendment to the Worldspan Associate Agreement dated the        of           , 2003 (“Amendment”), is by and between Worldspan, L. P., located at 300 Galleria Parkway, N. W., Atlanta, Georgia 30339 (“Worldspan’) and

Associate Legal Name:
dba:
Address:
City:	State:		Zip:
Contact Name:		Phone:
e-mail address:
Billing Address: Same as above

(hereinafter referred to as “Associate.”)

WHEREAS, Worldspan and Associate entered into the Worldspan Agreement dated the       of,                 (the “Agreement”).

WHEREAS, Worldspan and Associate now desire to amend the Agreement.

NOW, THEREFORE, it is agreed:

PART I – REVISION OF FEES FOR SELECT ONLINE BOOKINGS:

A.            For Bookings of Hotel properties represented by Associate and created via Designated Internet Agencies, as that term is defined in I.B., below, and through the Worldspan System, the following reduced fees shall apply:

	BEFORE	AFTER
Standard Booking:
AccessPlus Booking:
Source Booking:

B.            For purposes of the Amendment, “Designated Internet Agencies” shall be defined to include the entities identified in the attached Exhibit “A.”

C.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

PART II – ASSOCIATE AGREEMENT:

Except to the extent the Agreement is amended herein, the Agreement remains in full force and effect.  To the extent the terms of this Amendment are inconsistent with the terms of the Agreement, for purposes of this Amendment the terms of this Amendment shall apply.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representative as of the day and year first above written.

ASSOCIATE:	WORLDSPAN, L. P.:

(Associate Legal Name)

(dba)

By:	By:
(Signature)	(Signature)

(Print Name)	(Print Name)

(Title)	(Title)

(Date)	(Date)

Exhibit “A”

FURTHER to the               ,        Amendment (“Amendment”) to the Worldspan Associate Agreement dated the       of             ,       , by and between Worldspan, LP., (“Worldspan”) and            (“Associate”), the parties agree that the term “Designated Agencies,” as used in the Amendment, shall mean the following entities:

[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

ATTACHMENT B

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

B - 1